Exhibit 10.19

DOCUMENT PREPARED BY AND

WHEN RECORDED, RETURN TO:

Cozen O’Connor

277 Park Avenue

20th Floor

New York, New York 10172

Attention: William Davis, Esq.

LOAN ASSUMPTION AGREEMENT AND RELEASE

THIS LOAN ASSUMPTION AGREEMENT AND RELEASE, dated as of May 5, 2014, to be effective as of May 7, 2014 (this “Agreement”) is made by and among the parties listed on Schedule A attached hereto (collectively, “Transferor”), IRT CARRINGTON APARTMENTS OWNER, LLC, a Delaware limited liability company (“Transferee”) and IRT UPREIT LENDER, LP, a Delaware limited partnership (the “Lender”).

RECITALS

A. Transferor obtained a loan (the “Loan”) from Lender in the original principal amount of SIXTEEN MILLION TWO HUNDRED TWENTY-NINE THOUSAND SIX HUNDRED EIGHTY-EIGHT and 27/100 DOLLARS ($16,229,688.27), which Loan is evidenced by that certain Promissory Note dated May 7, 2014 (the “Note”) executed by Transferor, as maker, and payable to the order of Lender, as payee, as more particularly set forth in the Note.

B. Transferor’s obligations under and in connection with the Loan and the Note are secured by that certain Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, executed by Transferor for the benefit of Lender, submitted for recording together herewith in records of Pulaski County, Arkansas (the “Mortgage”). Pursuant to the Mortgage, Transferor granted to Lender a lien and security interest in certain real and personal property of Transferor more particularly described in the Mortgage (the “Mortgaged Property”), including without limitation, the real property described on Exhibit A attached hereto.

C. The Note, the Mortgage and any other documents or instruments evidencing or securing the Loan are referred to collectively as the “Loan Documents.” Terms with initial capitalized letters used herein and not otherwise defined herein shall have the meanings given to such terms in the Mortgage.

D. Transferor and Transferee have now requested the consent of Lender (i) to the transfer of the Mortgaged Property to Transferee (the “Transfer”), and in connection with such Transfer, to the assumption by Transferee of all of Transferor’s duties and obligations under the Loan Documents (the “Assumption”), and (ii) to the release of Transferor from all claims, obligations and liabilities arising out of the Loan Documents.

AGREEMENTS

In consideration of the foregoing and the mutual covenants and promises set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender, Transferor and Transferee agree as follows:

1. Incorporation of Recitals. The foregoing recitals are incorporated herein as a substantive, contractual part of this Agreement.

2. Assumption of Obligations. Transferee agrees to and does hereby assume all of the payment, indemnity and performance obligations of the Transferor set forth in the Loan Documents in accordance with their respective terms and conditions, including without limitation, payment of all sums now or hereafter due and payable under the Note. Transferee further agrees to abide by and be bound by all of the terms of the Loan Documents, all as though each of the Loan Documents had been originally made, executed and delivered by Transferee. The provisions of the Loan Documents are incorporated herein by this reference, as if fully set forth herein.

3. Consent to Transfer and Assumption. Lender hereby consents to the Transfer and to the Assumption.

4. Release of Transferor. In reliance on the Transferor’s agreements in this Agreement and in consideration for the releases contained in Section 7 of this Agreement, Lender releases the Transferor from its obligations and liabilities under the Loan Documents, including but not limited to all indemnity obligations. Nothing contained herein shall be deemed to impair the right of Lender to name Transferor, (a) for purposes of extinguishing Transferor’s interest in the Mortgaged Property, as a party defendant in any action or suit for judicial foreclosure and sale under the Mortgage, or (b) for purposes of appointment of a receiver for the Mortgaged Property.

5. No Impairment of Lien. Nothing set forth herein shall affect the priority or extent of the lien of the Mortgage or any of the other Loan Documents, nor, except as expressly set forth herein, release or change the liability of any party who may now be or after the date of this Agreement may become liable, primarily or secondarily, under the Loan Documents.

6. Addresses. Transferee’s address for notice hereunder and under the Loan Documents is:

c/o Independence Realty Operating Partnership, LP
Cira Centre
2929 Arch Street
17th Floor
Philadelphia, Pennsylvania 19104
Attn: Farrell Ender
Email: fender@rait.com

With copy to:	c/o Independence Realty Operating Partnership, LP
Cira Centre

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2929 Arch Street
17th Floor
Philadelphia, Pennsylvania 19104
Attn.: Jamie Reyle, Esq.
Email: jreyle@raitft.com

7. Complete Release. Transferor hereby unconditionally and irrevocably release and forever discharge Lender, and its respective successors, assigns, agents, directors, officers, employees, and attorneys (collectively, the “Indemnitees”) from all Claims, as defined below.

As used in this Agreement, the term “Claims” shall mean any and all possible claims, demands, actions, fees, costs, expenses and liabilities whatsoever, known or unknown, at law or in equity, originating in whole or in part, on or before the date of this Agreement, which the Transferor or any of its partners, limited partners, members, officers, directors, shareholders, agents or employees, may now or hereafter have against the Indemnitees, and irrespective of whether any such Claims arise out of contract, tort, violation of laws, or regulations, or otherwise, arising out of or relating to the Loan or any of the Loan Documents, including, without limitation, any contracting for, charging, taking, reserving, collecting or receiving interest in excess of the highest lawful rate applicable thereto and any loss, cost or damage, of any kind or character, arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of Indemnitees, including possible claims by Transferor due to any requirement by Lender that the Loan Documents be modified as a condition to the transactions contemplated by this Agreement, any charging, collecting or contracting for prepayment premiums, transfer fees, or assumption fees, any breach of fiduciary commitment, undue influence, duress, economic coercion, violation of any federal or state securities or Blue Sky laws or regulations, conflict of interest, bad faith, malpractice, violations of the Racketeer Influenced and Corrupt Organizations Act, intentional or negligent infliction of mental or emotional distress, tortious interference with contractual relations, tortious interference with corporate governance or prospective business advance, breach of contract, deceptive trade practices, libel, slander, conspiracy or any claim for wrongfully accelerating the Note or wrongfully attempting to foreclose on any collateral relating to the Note but in each case only to the extent permitted by applicable law.

Transferor agrees that Lender has no fiduciary or similar obligations to Transferor and that their relationship is strictly that of creditor and debtor. This release is accepted by Lender pursuant to this Agreement and shall not be construed as an admission of liability on the part of any party hereto. Transferor hereby represents and warrants that it is the current legal and beneficial owner of all Claims, if any, released hereby and have not assigned, pledged or contracted to assign or pledge any such Claims to any other person.

8. Further Assurances. Transferor and Transferee agree to perform such other and further acts, and to execute such additional documents, agreements, notices or financing statements, as Lender deems reasonably necessary or desirable from time to time to create, preserve, continue, perfect, validate or carry out any of Lender’s rights under this Agreement and/or the other Loan Documents.

9. Miscellaneous.

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(a) This Agreement shall be construed according to and governed by the laws of the jurisdiction(s) which are specified by the Mortgage.

(b) If any provision of this Agreement is adjudicated to be invalid, illegal or unenforceable, in whole or in part, it will be deemed omitted to that extent and all other provisions of this Agreement will remain in full force and effect.

(c) No change or modification of this Agreement shall be valid unless the same is in writing and signed by all parties hereto.

(d) The captions contained in this Agreement are for convenience of reference only and in no event define, describe or limit the scope or intent of this Agreement or any of the provisions or terms hereof.

(e) This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, legal representatives, successors and permitted assigns.

(f) This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the dates of the respective acknowledgments set forth below, to be effective as of the date first written above.

TRANSFEROR:

USA CARRINGTON PARK 1, LLC, USA CARRINGTON PARK 2, LLC,

USA CARRINGTON PARK 3, LLC, USA CARRINGTON PARK 4, LLC,

USA CARRINGTON PARK 5, LLC, USA CARRINGTON PARK 6, LLC,

USA CARRINGTON PARK 7, LLC, USA CARRINGTON PARK 8, LLC,

USA CARRINGTON PARK 9, LLC, USA CARRINGTON PARK 10, LLC,

USA CARRINGTON PARK 11, LLC, USA CARRINGTON PARK 12, LLC,

USA CARRINGTON PARK 13, LLC, USA CARRINGTON PARK 14, LLC,

USA CARRINGTON PARK 15, LLC, USA CARRINGTON PARK 16, LLC,

USA CARRINGTON PARK 17, LLC, USA CARRINGTON PARK 18, LLC,

USA CARRINGTON PARK 19, LLC, USA CARRINGTON PARK 20, LLC,

USA CARRINGTON PARK 21, LLC, USA CARRINGTON PARK 22, LLC,

and USA CARRINGTON PARK 23, LLC, each being a Delaware limited liability company collectively comprising Transferor

By:	/s/ Kevin S. Fitzgerald

Name:	Kevin S. Fitzgerald
Title:	Vice President of each Delaware limited liability company collectively comprising Transferor

Transferor Signature Page - Loan Assumption Agreement and Release

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT	CIVIL CODE § 1189

State of California
County of Napa

On 5-5-14 before me,	Sandra L. Austin-Stansberry, a notary public
Date	Here Insert Name and Title of the Officer

personally appeared	Kevin S. Fitzgerald
Name(s) of Signer(s)

who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

	Signature:	/s/ Sandra L. Austin-Stansberry

Place Notary Seal Above	Signature of Notary Public

OPTIONAL

Though the information below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document.

Description of Attached Document

Title or Type of Document:

Document Date:	Number of Pages:

Signer(s) Other Than Named Above:

Capacity(ies) Claimed by Signer(s)

Signer’s Name:	Signer’s Name:

☐ Corporate Officer — Title(s):	☐ Corporate Officer — Title(s):

☐ Individual	RIGHT THUMBPRINT OF SIGNER	☐ Individual	RIGHT THUMBPRINT OF SIGNER
☐ Partner — ☐ Limited ☐ General	Top of thumb here	☐ Partner — ☐ Limited ☐ General	Top of thumb here

☐ Attorney in Fact		☐ Attorney in Fact

☐ Trustee		☐ Trustee

☐ Guardian or Conservator		☐ Guardian or Conservator

☐ Other:		☐ Other:

Signer Is Representing:		Signer Is Representing:

© 2010 National Notary Association — NationalNotary.org — 1-800-US NOTARY (1-800-876-6827)	Item #5907

TRANSFEREE:

IRT CARRINGTON APARTMENTS OWNER, LLC, a Delaware limited liability company

By:	Independence Realty Operating Partnership, LP, a Delaware limited partnership, its sole managing member

	By:	Independence Realty Trust, Inc., a Maryland corporation, its general partner

		By:	Independence Realty Advisors, LLC, a Delaware limited liability company, authorized agent

		By:	/s/ Farrell Ender

Farrell Ender, President

COMMONWEALTH OF PENNSYLVANIA	)
)ss.
COUNTY OF PHILADELPHIA	)

On this 1 day of May, 2014, before me, , a Notary Public, (or before any officer within this State or without the State now qualified under existing law to take acknowledgments), duly commissioned, qualified and acting, within and for said County and State, appeared in person the within named Farrell Ender being the person authorized by the Delaware limited liability company comprising Transferee (the “Corporation”), to execute such instrument, stating his respective capacity in that behalf, to me personally well known (or satisfactorily proven to be such person), who stated that he was the President of the Corporation, and was duly authorized in his respective capacity to execute the foregoing instrument for and in the name and behalf of the Corporation, and further stated and acknowledged that he had so signed, executed, and delivered said foregoing instrument for the consideration, uses, and purposes therein mentioned and set forth.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal this 1 day of May, 2014.

/s/ Courtney J. Everngham

Notary Public
My Commission Expires:	3-14-2017

Transferee Signature Page - Loan Assumption Agreement and Release

LENDER:

IRT UPREIT LENDER, LP, a Delaware limited partnership

By:	Independence Realty Operating Partnership, LP, its general partner

By:	Independence Realty Trust, Inc., its general partner

	By:	Independence Realty Advisors, LLC, a Delaware limited liability company, authorized agent

		By:	/s/ Farrell Ender

			Name:	Farrell Ender
			Title:	President

COMMONWEALTH OF PENNSYLVANIA	)
)ss.
COUNTY OF PHILADELPHIA	)

On this 1 day of May, 2014, before me, , a Notary Public, (or before any officer within this State or without the State now qualified under existing law to take acknowledgments), duly commissioned, qualified and acting, within and for said County and State, appeared in person the within named Farrell Ender being the person authorized by the Delaware limited partnership comprising Lender (the “Corporation”), to execute such instrument, stating his respective capacity in that behalf, to me personally well known (or satisfactorily proven to be such person), who stated that he was the President of the Corporation, and was duly authorized in his respective capacity to execute the foregoing instrument for and in the name and behalf of the Corporation, and further stated and acknowledged that he had so signed, executed, and delivered said foregoing instrument for the consideration, uses, and purposes therein mentioned and set forth.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal this 1 day of May, 2014.

/s/ Courtney J. Everngham

Notary Public
My Commission Expires:	3-14-2017

Lender Signature Page - Loan Assumption Agreement and Release

EXHIBIT A

Legal Description

All that certain lot or parcel of land situate in the City of Little Rock, County of Pulaski, State of Arkansas, and being more particularly described as follows:

Part of the NE1/4 NE1/4, Section 36, Township 2 North, Range 14 West, Pulaski County, Arkansas, more particularly described as: Commencing at the Southwest comer of said NE1/4 NE1/4; thence South 88 degrees 26 minutes 21 seconds East along the South line of said NE1/4 NE1/4 a distance of 620.57 feet to the point of beginning; thence North 24 degrees 10 minutes 19 seconds West a distance of 495.19 feet to a point; thence North 65 degrees 12 minutes 07 seconds East, a distance of 1044.06 feet to a point on the East line of said NE1/4 NE1/4; thence South 01 degrees 52 minutes 59 seconds West along said East line a distance of 909.65 feet to the Southeast comer of said NE1/4 NE1/4; thence North 88 degrees 26 minutes 21 seconds West along the South line of said NE1/4 NE1/4 a distance of 715.40 feet to the point of BEGINNING.

A-1

SCHEDULE A

USA CARRINGTON PARK 1, LLC

USA CARRINGTON PARK 2, LLC

USA CARRINGTON PARK 3, LLC

USA CARRINGTON PARK 4, LLC

USA CARRINGTON PARK 5, LLC

USA CARRINGTON PARK 6, LLC

USA CARRINGTON PARK 7, LLC

USA CARRINGTON PARK 8, LLC

USA CARRINGTON PARK 9, LLC

USA CARRINGTON PARK 10, LLC

USA CARRINGTON PARK 11, LLC

USA CARRINGTON PARK 12, LLC

USA CARRINGTON PARK 13, LLC

USA CARRINGTON PARK 14, LLC

USA CARRINGTON PARK 15, LLC

USA CARRINGTON PARK 16, LLC

USA CARRINGTON PARK 17, LLC

USA CARRINGTON PARK 18, LLC

USA CARRINGTON PARK 19, LLC

USA CARRINGTON PARK 20, LLC

USA CARRINGTON PARK 21, LLC

USA CARRINGTON PARK 22, LLC

USA CARRINGTON PARK 23, LLC

each being a Delaware limited liability company

A-1